Exhibit 99.1

Accentia Biopharmaceuticals to Announce Top-Line SinuNase Phase 3 Clinical Trial Results Later Today

CEO Conference Call/Webcast Scheduled for 5:00 p.m. (EDT)

TAMPA, FLORIDA – March 24, 2008 – Accentia Biopharmaceuticals, Inc. (NASDAQ: ABPI) announced that at shortly after 4:00 p.m. (EDT) this afternoon, the Company will report the results for the primary endpoint in its Fast Track pivotal Phase 3 clinical trial evaluating the Company’s intranasal, low-dose antifungal lavage product, SinuNase™ (topical amphotericin B 0.01% suspension) for the treatment of chronic sinusitis. The news announcement will be followed by a conference call / webcast scheduled for 5:00 p.m. (EDT) today, hosted by Accentia’s Chairman, CEO and Founder, Dr. Frank O’Donnell, Jr.

Anyone interested in participating on the conference call should dial 1-877-407-9205 if calling within the United States or 1-201-689-8054 if calling internationally. Participants should ask for “Accentia’s SinuNase Phase 3 Results” conference call. There will be a playback available until April 7, 2008. To listen to the playback, please call 1-877-660-6853 if calling within the United States or 1-201-612-7415 if calling internationally. Please use Account# 286 and Conference ID# 278582 for replay.

The call is also being webcast by Vcall and can be accessed at Accentia’s website at http://www.accentia.net and at http://www.investorcalendar.com. To access the webcast, you will need to have the Windows Media Player or Real Player on your desk top.

About Accentia Biopharmaceuticals, Inc.

Accentia Biopharmaceuticals, Inc. is a vertically integrated biopharmaceutical company focused on the development and commercialization of drug candidates that are in late-stage clinical development and typically are based on active pharmaceutical ingredients that have been previously approved by the FDA for other indications. Usually these drug candidates can access the accelerated 505(b)(2) regulatory approval pathway, which is generally less time-consuming and less expensive than the typical 505(b)(1) pathway that must be used for new chemical entities. The Company’s lead product candidate is SinuNase™, a novel application and formulation of a known therapeutic to treat chronic rhinosinusitis. SinuNase has been granted Fast Track status by the FDA and it is currently in a pivotal Phase 3 clinical trial. During this fiscal year, the Company also plans to file an Investigative New Drug (IND) for a pivotal Phase 3 clinical trial of Revimmune™, to treat numerous autoimmune diseases with an initial indication targeting refractory relapsing-remitting Multiple Sclerosis. Revimmune is based on pulsed, ultra-high dosing of a well-known chemotherapeutic agent under a risk management program. Additionally, through an investment strategy, the Company has acquired the majority ownership interest in Biovest International, Inc. (OTCBB:BVTI) and a royalty interest in Biovest’s lead drug candidate, BiovaxID® and any other biologic products developed by Biovest. Biovest is currently conducting a pivotal Phase 3 clinical trial for BiovaxID which is a patient-specific anti-cancer vaccine focusing on the treatment of follicular non-Hodgkin’s lymphoma. BiovaxID has been granted Fast Track status by the FDA. In addition to these product candidates, the Company has a specialty pharmaceutical business, which markets products focused on respiratory disease and an analytical consulting business that serves customers in the biopharmaceutical industry.

For further information, please visit: http://www.Accentia.net

Accentia Biopharmaceuticals, Inc. Corporate Contacts:

Douglas Calder, Director of Investor Relations & Public Relations

Phone: (813) 864-2554, ext.258 / Email: dwcalder@accentia.net

or

Susan Bonitz, Ph.D., Director, Program Coordination

Phone: (813) 864-2554, ext.277 / Email: sbonitz@accentia.net

Forward-Looking Statements:

Statements in this release that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, statements about Revimmune™, SinuNase™, BiovaxID®, AutovaxID™, SinuTest™, AllerNase™ and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials or the regulatory process. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Accentia to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Accentia undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.